SECOND AMENDMENT TO
SECURITY AND LOAN AGREEMENT

This Second Amendment to Security and Loan Agreement ("Amendment") amends that certain Security and Loan Agreement and the Addendum thereto (the "Addendum"), each dated July 24, 1997, between Monterey Pasta Company ("Borrower") and Imperial Bank ("Bank") (collectively, the Security and Loan Agreement and the Addendum, as modified and amended to the date hereof, are referred to herein as the "Agreement") as follows:

1. Paragraph 9. C. of the Addendum is hereby amended and restated to read in its entirety as follows:

       "c.     At all times maintain a minimum working capital
       (Borrower's current assets minus current liabilities) of not less than Seven hundred Fifty Thousand Dollars ($750,000)."

2.      This amendment is effective as of June 22, 1998.

3. Except as expressly amended hereby, the Agreement remains unmodified and in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of June 22, 1998.

"BORROWER"
Monterey Pasta Company




      /s/ STEPHEN L. BRINKMAN
by_______________________________
     Stephen L. Brinkman, Chief Financial Officer

"BANK"
Imperial Bank



     /s/ BRIAN SANTOS
by_____________________________
    Brian Santos, Vice President